===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            _______________________


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            _______________________

               Date of report (Date of earliest event reported):
                      January 13, 2004 (January 8, 2004)


                               AURORA FOODS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     001-14255                94-3303521
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
     OF INCORPORATION OR                                     IDENTIFICATION
        ORGANIZATION)                                           NUMBER)


              11432 Lackland Road
              St. Louis, Missouri                                  63146
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                     (ZIP CODE)


                               (314) 801 - 2300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


===============================================================================

ITEM 1(b).  CHANGES IN CONTROL OF REGISTRANT.

         On January 8, 2004, Aurora Foods Inc. (the "Company") and Crunch Equity Holding, LLC ("CEH LLC") entered into an amendment (the "Amendment") to the Agreement and Plan of Reorganization and Merger entered into by the Company and CEH LLC on November 25, 2003. The Amendment is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On January 13, 2004, the Company and its subsidiary Sea Coast Foods, Inc. (collectively, the "Debtors") mailed to the holders of the Company's senior subordinated notes a first amended joint reorganization plan, dated January 9, 2004 (the "Amended Plan"), and an amended disclosure statement in respect thereto, dated January 9, 2004 (the "Amended Disclosure Statement"), in connection with the Debtors' pending cases filed with the United States Bankruptcy Court for the District of Delaware on December 8, 2003 under Chapter 11 of the United States Bankruptcy Code (Case Nos. 03-13744 (MFW) and 03-13745 (MFW)).

         The Amended Plan and the Amended Disclosure Statement are attached hereto as Exhibits 2.2 and 99.1, respectively, and are incorporated herein by reference.

         On January 13, 2004, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.         Description
-----------         -----------

2.1 Amendment No. 1 to Agreement and Plan of Reorganization and Merger, dated as of January 8, 2004, by and between Aurora Foods Inc. and Crunch Equity Holding, LLC

2.2 First Amended Joint Reorganization Plan, dated January 9, 2004, of Aurora Foods Inc. and Sea Coast Foods, Inc.

99.1 Amended Disclosure Statement, dated January 9, 2004, with Respect to First Amended Joint Reorganization Plan of Aurora Foods Inc. and Sea Coast Foods, Inc.

99.2                Press release, dated January 13, 2004

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AURORA FOODS INC.


                                         By: /s/ Richard A. Keffer
                                             --------------------------------
                                         Name:   Richard A. Keffer
                                         Title:  General Counsel and Secretary

January 13, 2004

                               AURORA FOODS INC.
                          CURRENT REPORT ON FORM 8-K
                         REPORT DATED JANUARY 13, 2004



                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

2.1 Amendment No. 1 to Agreement and Plan of Reorganization and Merger, dated as of January 8, 2004, by and between Aurora Foods Inc. and Crunch Equity Holding, LLC

2.2 First Amended Joint Reorganization Plan, dated January 9, 2004, of Aurora Foods Inc. and Sea Coast Foods, Inc.

99.1 Amended Disclosure Statement, dated January 9, 2004, with Respect to First Amended Joint Reorganization Plan of Aurora Foods Inc. and Sea Coast Foods, Inc.

99.2                Press release, dated January 13, 2004